Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO THE

POOLING AND SERVICING AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) to the Pooling and Servicing Agreement is made as of February 13, 2013, by and among Navistar Financial Securities Corporation, a Delaware corporation (“NFSC”), Navistar Financial Corporation, a Delaware corporation (“Navistar Financial”), and Navistar Financial Dealer Note Master Owner Trust II, as issuing entity (the “Issuing Entity”).

NFSC, as Depositor, Navistar Financial, as Servicer, and the Issuing Entity are parties to a Pooling and Servicing Agreement, dated as of November 2, 2011 (as amended, the “Pooling and Servicing Agreement”). The Depositor, the Servicer and the Issuing Entity have agreed to amend the Pooling and Servicing Agreement in the manner set forth herein. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Pooling and Servicing Agreement.

1.	Amendments to Section 3.04(b). Section 3.04(b) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“On or prior to each Transfer Date preceding a Distribution Date, the Servicer shall forward to the Depositor, the Indenture Trustee and the Paying Agent a certificate of a Servicing Officer substantially in the form set forth in the related Indenture Supplement (the “Servicer Certificate”), which shall be distributed as set forth in the related Indenture Supplement.”

2.	Amendment to Appendix A, Part I—Definitions. The definition of “Corporate Trust Office” is hereby amended by deleting subparagraph (a) in its entirety and replacing it with the following:

“ (a) (i) for note transfer/surrender purposes, Citibank, N.A., 480 Washington Boulevard, 30th Floor, Jersey City, NJ 07310, Attn: Agency & Trust—Navistar Financial Dealer Note Master Owner Trust II, and (ii) for all other purposes, Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency & Trust—Navistar Financial Dealer Note Master Owner Trust II, with respect to the Indenture Trustee”.

3. Effectiveness. This Amendment shall become effective on the date first written above upon receipt by Navistar Financial of a signature page signed by each of the signatories hereto.

4. Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Deutsche Bank Trust Company Delaware not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as a personal representation, undertaking or agreement by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only the Issuing Entity, (iii) nothing herein contained will be construed as creating any liability on Deutsche Bank Trust Company Delaware individually or personally, to perform any covenant of the Issuing Entity either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Amendment and by any Person claiming by, through or under them and (iv) under no circumstances will Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Amendment or any related documents.

5. Miscellaneous. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to the conflict of law provisions thereof or any other jurisdiction, other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. The provisions of this Amendment shall be deemed to be incorporated in, and made a part of, the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.

6. Certificateholder. By its execution of this Amendment, NFSC, as the sole certificateholder, acknowledges receipt of the notification required by Section 11.01(d) of the Pooling and Servicing Agreement and authorizes and directs the Owner Trustee to execute this Amendment and Amendment No. 1 to Indenture, dated as of the date hereof, between the Issuing Entity and Citibank, N.A., as indenture trustee. The Certificateholder hereby certifies that it is the sole certificateholder of the Issuing Entity.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Pooling and Servicing Agreement to be duly executed by their respective officers as of the date first written above.

NAVISTAR FINANCIAL SECURITIES CORPORATION,
as Depositor

By:	/s/ Mary Ellen Kummer
Name:	Mary Ellen Kummer
Title:	Vice President and Assistant Treasurer

NAVISTAR FINANCIAL CORPORATION,
as Servicer

By:	/s/ Mary Ellen Kummer
Name:	Mary Ellen Kummer
Title:	Vice President and Assistant Treasurer

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II,
By:	Deutsche Bank Trust Company Delaware, as Owner Trustee and not in its individual capacity

By:	/s/ Michele H.Y. Voon
Name:	Michele H.Y. Voon
Title:	Attorney-in-fact

By:	/s/ Mark DiGiacomo
Name:	Mark DiGiacomo
Title:	Attorney-in-fact

The undersigned hereby consent to the

execution of this Amendment No. 1 to the Pooling and Servicing Agreement

BANK OF AMERICA, NATIONAL ASSOCIATION,

as Administrative Agent

By:	/s/ Margaux L. Karagosian
Name:	Margaux L. Karagosian
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION,

as a Committed Purchaser and Managing Agent for

the Bank of America Purchaser Group

By:	/s/ Margaux L. Karagosian
Name:	Margaux L. Karagosian
Title:	Vice President

THE BANK OF NOVA SCOTIA,

as a Committed Purchaser and Managing Agent for the

Liberty Street Purchaser Group

By:	/s/ Paula J. Czach
Name:	Paula J. Czach
Title:	Managing Director

LIBERTY STREET FUNDING LLC,

as a Conduit Purchaser for the Liberty Street Purchaser Group

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

ALPINE SECURITIZATION CORP.,

as a CONDUIT PURCHASER for the

Alpine Purchaser Group

By:	Credit Suisse, AG, New York Branch,
as its administrative agent

By:	/s/ Jason Muncy
Name:	Jason Muncy
Title:	Vice President

By:	/s/ Michelangelo Raimondi
Name:	Michelangelo Raimondi
Title:	Associate

CREDIT SUISSE AG, NEW YORK BRANCH,

as the Managing Agent for the Alpine Purchaser Group

By:	/s/ Jason Muncy
Name:	Jason Muncy
Title:	Vice President

By:	/s/ Michelangelo Raimondi
Name:	Michelangelo Raimondi
Title:	Associate

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as a Committed Purchaser for the Alpine Purchaser Group

By:	/s/ Jason Muncy
Name:	Jason Muncy
Title:	Authorized Signatory

By:	/s/ Michelangelo Raimondi
Name:	Michelangelo Raimondi
Title:	Authorized Signatory